Exhibit 10.13

June 3, 2005

Neff Corp.

3750 N.W. 87th Avenue

Suite 400

Miami, Florida 33178

Attention: Mark H. Irion

Re:                               Management Rights

Dear Mr. Irion:

DLJ Investment Partners II, L.P. (the “Fund”) (i) owns shares of Common Stock, par value $0.01 per share, of Neff Corp., a Delaware corporation (the “Company”), subject to the terms and conditions of the Stockholders Agreement dated as of June 3, 2005 (the “Stockholders Agreement”) by and among the Company, the Fund, Iron Merger Partnership, New York Life Capital Partners II, L.P., TCW/Crescent Mezzanine Partners III, L.P. and certain affiliated investors and (ii) is one of the holders of the 13% Senior Subordinated Notes due June 3, 2013 (the “Notes”) of the Company.

In addition to the warranties and covenants contained in the Stockholders Agreement and in the Purchase Agreement among the Company, the guarantors named therein and the purchasers named therein dated as of June 3, 2005 (the “Purchase Agreement”), the Fund and the Company confirm that the Fund has the following contractual management rights with respect to the Company.

1.                                   The Fund has the right to appoint one representative to attend and fully participate in each meeting of the Board of Directors of the Company as a non-voting observer; provided, however, that such representative may be excluded from any meeting or portion thereof if the Company reasonably believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or in the event the Board of Directors intends to discuss or vote upon any matter in which the Fund has a material business or financial interest (other than by reason of interest as a holder of securities of the Company). The Company will give the Fund written notice of each meeting of the Board of Directors of the Company at the same time and in the same manner as notice is given to the members of the Board of Directors of the Company. The Fund will be provided with all written materials and other information (including, without limitation, copies of minutes of meetings) given to members of the Board of Directors of the Company in connection with such meetings at the same time such materials and information are given to such members of the Board of Directors. If the Company proposes to take any action by written consent in lieu of a meeting of the Board of Directors of the Company, the Company will give written notice thereof to the Fund promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action.

2.                                      The Fund shall have the right to consult with and advise the senior executive management team of the Company and its subsidiaries, upon reasonable notice at reasonable times from time to time, on all matters relating to the operation of the Company and the subsidiaries.

3.                                      Upon reasonable request by the Fund, a representative of the Fund is entitled to inspect the books and records of the Company and the facilities of the Company, and to request and receive management accounts of the Company, including a balance sheet and profit and loss account, and other reasonable information regarding the Company’s financial condition and operations.

4.                                      The Company shall furnish to the Fund the financial information described in the last sentence and in clause (A) of the first sentence of Section 12(c)(i) of the Stockholders Agreement, as in effect on the date hereof.

5.                                      All rights conferred on the Fund pursuant to this letter may be transferred or assigned to any affiliate of the Fund, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of such transferee or assignee and identifying the specific rights being transferred or assigned, and, provided further, that such transferee or assignee either (x) assumes the obligations of the Fund under the Stockholders Agreement and agrees to be bound thereby or (y) is a holder of the Notes.

The Fund agrees that it will hold in confidence pursuant to the terms of Section 11 of the Purchase Agreement any confidential information obtained by the Fund pursuant to the rights granted under this letter and will require that its representatives agree to do the same.

The contractual rights confirmed by this letter will terminate and be of no further force or effect as of the date that the Fund, together with its affiliates, ceases to beneficially own in the aggregate at least $10.0 million of the Notes. However, the confidentiality obligations of the Fund and its representatives under this letter will survive for a period of three years following the termination of the Fund’s management rights set forth herein.

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This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

DLJ INVESTMENT PARTNERS II, L.P.

	By:	DLJ Investment Partners II, Inc., as managing general partner

	By:	/s/ Charles W. Harper
		Name:	CHARLES W. HARPER
		Title:	DIRECTOR

Accepted and Agreed this 3rd day of
June, 2005

NEFF CORP.

By:
Name:
Title:

VCOC Letter

This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

DLJ INVESTMENT PARTNERS II, L.P.

			By:	DLJ Investment Partners II, Inc., as managing general partner

By:
Name:
Title:

Accepted and Agreed this 3rd day of
June, 2005

NEFF CORP.

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Secretary

DLJ VCOC Letter

July 8, 2005

Neff Corp.

Neff Rental LLC

Neff Finance Corp.

3750 N.W. 87th Avenue

Suite 400

Miami, Florida 33178

Attention:  Mark H. Irion

Re:                               Management Rights

Dear Mr. Irion:

DLJ Investment Partners II, L.P. (the “Fund”) (i) owns shares of  Common Stock, par value $0.01 per share, of Neff Corp., a Delaware corporation (the “Company”), subject to the terms and conditions of the Stockholders Agreement dated as of June 3, 2005 (the “Stockholders Agreement”) by and among the Company, the Fund, Iron Merger Partnership, New York Life Capital Partners II, L.P., TCW/Crescent Mezzanine Partners III, L.P. and certain affiliated investors and (ii) is one of the holders of the 13% Senior Subordinated Notes due June 3, 2013 (the “Notes”) of Neff Rental LLC (“Neff Rental”) and Neff Finance Corp. (“Finance Corp.”).

In addition to the warranties and covenants contained in the Stockholders Agreement and in the Purchase Agreement among Neff Rental, Finance Corp., the guarantors named therein and the purchasers named therein dated as of June 3, 2005 (the “Purchase Agreement”), the Fund and the Company confirm that the Fund has the following contractual management rights with respect to the Company and its subsidiaries.

1.                                       The Fund has the right to appoint one representative to attend and fully participate in each meeting of the Board of Directors of each of the Company and Finance Corp., and in each meeting of the Board of Managers of Neff Rental, in each case as a non-voting observer; provided, however, that such representative may be excluded from any meeting or portion thereof if the Company, Neff Rental or Finance Corp., as applicable, reasonably believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or in the event that the relevant  Board of Directors or Board of Managers intends to discuss or vote upon any matter in which the Fund has a material business or financial interest (other than by reason of interest as a holder of securities of the Company, Neff Rental or Finance Corp.).  The Company, Neff Rental or Finance Corp., as applicable, will give the Fund written notice of each meeting of the relevant Board of Directors or Board of Managers at the same time and in the same manner as notice is given to the respective members of such Board of Directors or Board of Managers.  The Fund will be provided with all written materials and other information (including, without limitation, copies of minutes of meetings) given to the members of the relevant Board of Directors or Board of Managers in connection with such meetings at the same time such materials and information are given to the respective members of such Board of Directors or Board of Managers.  If any of the Company, Neff Rental or Finance Corp. proposes to take any action by written consent in lieu of a meeting of the relevant Board of Directors or Board of Managers, the Company, Neff Rental or Finance Corp., as applicable,  will give written notice thereof to the Fund promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action.

2.                                       The Fund shall have the right to consult with and advise the senior executive management team of the Company and its subsidiaries, upon reasonable notice at reasonable times from time to time, on all matters relating to the operation of the Company and the subsidiaries.

3.                                       Upon reasonable request by the Fund, a representative of the Fund is entitled to inspect the books and records of the Company, Neff Rental and Finance Corp. and the facilities of the Company, Neff Rental and Finance Corp., and to request and receive management accounts of the Company, Neff Rental and Finance Corp., including a balance sheet and profit and loss account, and other reasonable information regarding the Company’s, Neff Rental’s and Finance Corp.’s financial condition and operations.

4.                                       The Company shall furnish to the Fund the financial information described in the last sentence and in clause (A) of the first sentence of Section 12(c)(i) of the Stockholders Agreement, as in effect on the date hereof.

5.                                       All rights conferred on the Fund pursuant to this letter may be transferred or assigned to any affiliate of the Fund, provided that the Company, Neff Rental and Finance Corp. are given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of such transferee or assignee and identifying the specific rights being transferred or assigned, and, provided further, that such transferee or assignee either (x) assumes the obligations of the Fund under the Stockholders Agreement and agrees to be bound thereby or (y) is a holder of the Notes.

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The Fund agrees that it will hold in confidence pursuant to the terms of Section 11 of the Purchase Agreement any confidential information obtained by the Fund pursuant to the rights granted under this letter and will require that its representatives agree to do the same.

The contractual rights confirmed by this letter will terminate and be of no further force or effect as of the date that the Fund, together with its affiliates, ceases to beneficially own in the aggregate at least $10.0 million of the Notes.  However, the confidentiality obligations of the Fund and its representatives under this letter will survive for a period of three years following the termination of the Fund’s management rights set forth herein.

This letter agreement supersedes and replaces in its entirety that certain letter agreement regarding management rights between the Fund and the Company, dated June 3, 2005.

[signature page follows]

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This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, Neff Rental and Finance Corp., please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

DLJ INVESTMENT PARTNERS II, L.P.

		By:	DLJ Investment Partners II, Inc.,
as managing general partner

Name:
Title:

Accepted and Agreed this 8th day of
July, 2005

NEFF CORP.

By:
Name:
Title:

NEFF RENTAL LLC

By:
Name:
Title:

NEFF CORP.

By:
Name:
Title: